UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

FIRST POTOMAC REALTY TRUST
 (Exact name of registrant as specified in its charter)

Maryland	1-31824	37-1470730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 986-9200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to correct an error contained in the original Exhibit 99.2 (Third Quarter 2010 Supplemental Financial Report) to the Form 8-K filed with the Securities and Exchange Commission by First Potomac Realty Trust (the “Company”) on October 28, 2010 (the “Original 8-K”). Other than as set forth herein, this Form 8-K/A does not amend any other items in the Original 8-K or include any other modifications to the exhibits furnished as part of the Original 8-K.

Item 2.02. Results of Operations and Financial Condition.

The Company is filing this Form 8-K/A to correct an error in the Highlights table on page 3 of the Company’s Third Quarter 2010 Supplemental Financial Report related to the Company’s Core FFO and Core FFO per share. The Company originally reported Core FFO of $8,581 thousand and Core FFO per share of $0.22 for the third quarter of 2010. In fact, Core FFO was $11,954 thousand and Core FFO per share was $0.31 for the third quarter of 2010. The Company’s complete Third Quarter 2010 Supplemental Financial Report, as corrected, is attached as Exhibit 99.2 hereto.

This Current Report on Form 8-K/A and the exhibit attached hereto are being furnished by the Company pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and nine months ended September 30, 2010.

On October 28, 2010, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2010 and made available supplemental information concerning the ownership, operations and portfolio of the Company as of September 30, 2010. A copy of this supplemental information is furnished herewith as Exhibit 99.2 to this report on Form 8-K/A and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K/A (including Exhibit 99.2, hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K/A.

99.2	Third Quarter 2010 Supplemental Financial Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

November 1, 2010

/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Description
99.2	Third Quarter 2010 Supplemental Financial Report